Vanguard Total International Bond ETF

Summary Prospectus

February 27, 2014

Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq

Vanguard Total International Bond Index Fund ETF Shares (BNDX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 27, 2014, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of non-U.S. dollar-denominated investment-grade bonds.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.19%
12b-1 Distribution Fee		None
Other Expenses		0.01%
Total Annual Fund Operating Expenses		0.20%

Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s Shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). This Index provides a broad-based measure of the global, investment-grade, fixed-rate debt markets. The Index includes government, government agency, corporate, and securitized non-U.S. investment-grade fixed income investments, all issued in currencies other than the U.S. dollar and with maturities of more than one year. The Index is capped to comply with investment company diversification standards of the Internal Revenue Code, which state that, at the close of each fiscal quarter, a fund’s (1) exposure to any particular bond issuer may not exceed 25% of the fund’s assets, and (2) aggregate exposure to issuers that individually constitute 5% or more of the fund may not exceed 50% of the fund’s assets. To help enforce these limits, if the Index, on the last business day of any month, were to have greater than 20% exposure to any particular bond issuer, or greater than 48% aggregate exposure to issuers that individually constitute 5% or more of the Index, then the excess would be reallocated to bonds of other issuers represented in the Index. The Fund will attempt to hedge its foreign currency exposure in order to correlate to the returns of the Index, which is U.S. dollar hedged. Such hedging is intended to minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process and, under normal circumstances, at least 80% of the Fund’s assets will be invested in bonds included in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of October 31, 2013, was 8.2 years.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests in a diverse mix of short-, intermediate-, and long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for the Fund because it invests in a diverse mix of short-, intermediate-, and long-term bonds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk should be low for the Fund because it invests only a small portion of its assets in callable bonds.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign companies, governments, or government agencies. Because the Fund may invest a large portion of its assets in bonds of issuers located in a particular country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/ regional risk for the Fund is high.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few or even a single issuer. The Fund is considered nondiversified, which means that it may invest a significant percentage of its assets in bonds issued by a small number of issuers. Nondiversification risk for the Fund is high.

• Currency hedging risk, which is the chance that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund’s foreign currency exposure. The Fund seeks to mimic the performance of foreign bonds without regard to currency exchange rate fluctuations. To accomplish this goal, the Fund attempts to offset, or hedge, its foreign currency exposure by entering into currency hedging transactions. However, it generally is not possible to perfectly hedge the Fund’s foreign currency exposure. The Fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar. In addition, the Fund will incur expenses to hedge its foreign currency exposure. Currency hedging risk for the Fund is low.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The Fund has not been in operation long enough to report a full calendar-year return. Performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has co-managed the Fund since its inception in 2013.

Yan Pu, CFA, Portfolio Manager at Vanguard. She has co-managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Total International Bond Index Fund ETF Shares—Fund Number 3711

CFA® is a trademark owned by CFA Institute.

Morningstar data © 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results Vanguard Total International Bond ETF is not sponsored, endorsed, sold or promoted by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of Vanguard Total International Bond ETF or any member of the public regarding the advisability of investing in securities generally or in Vanguard Total International Bond ETF particularly or the ability of the Barclays Index to track general bond market performance. Barclays’ only relationship to Vanguard and Vanguard Total International Bond ETF is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Total International Bond ETF. Barclays has no obligation to take the needs of Vanguard, Vanguard Total International Bond ETF or the owners of Vanguard Total International Bond ETF into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Total International Bond ETF to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Total International Bond ETF.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD TOTAL INTERNATIONAL BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

Source of index data: Barclays Global Family of Indices. Copyright 2014, Barclays. All rights reserved

© 2014 The Vanguard Group, Inc. All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
Vanguard Marketing Corporation, Distributor.

SP 3711 022014